                                                                  EXHIBIT 23.2










                     CONSENT OF SELIGSON & GIANNATTASIO LLP

                                                                  Exhibit 23.2


                    Consent of Independent Public Accountants
                    -----------------------------------------



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 26, 1998 included in Surge Components, Inc.'s Form 10-KSB for the year ended November 30, 1997, and to all references to our Firm included in this Registration Statement.




                                                  SELIGSON & GIANNATTASIO, LLP



N. White Plains, New York
July 31, 1998